UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	February, 28

Date of reporting period:	August 31, 2012

ITEM 1.                                                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

August 31, 2012

Semi-Annual Report

Western Asset Managed High Income Fund Inc.

(MHY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Managed High Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Financial highlights	25

Notes to financial statements	26

Dividend reinvestment plan	42

Additional shareholder information	44

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Managed High Income Fund Inc. for the six-month reporting period ended August 31, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 28, 2012

Western Asset Managed High Income Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended August 31, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. Moderating growth was partially due to weaker consumer spending, which rose only 1.5% in the second quarter, versus 2.4% during the first three months of the year.

The job market remained weak. While there was some modest improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined over the next two months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then increased to 8.2% in May and 8.3% in July, before dipping to 8.1% in August.

Meanwhile the housing market brightened, as sales have started to improve of late and home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, existing-home sales rose 7.8% on a seasonally adjusted basis in August 2012 versus the previous month. This represented the largest increase in 27 months. In addition, the NAR reported that the median existing-home price for all housing types was $187,400 in July 2012, up 9.5% from July 2011. This marked the sixth consecutive month that home prices rose compared to the same period a year earlier and was the largest year-over-year increase since January 2006.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. The Institute for Supply Management’s PMI (“PMI”)ii in February 2012 was 52.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector initially rose and reached 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. While the PMI ticked up to 49.8 in July, it fell to 49.6 in August, and remained in contraction territory.

IV	Western Asset Managed High Income Fund Inc.

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September, after the reporting period ended, the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that it would further extend Operation Twist and keep the federal funds rate on hold until at least mid-2015.

Q. Did Treasury yields trend higher or lower during the six months ended August 31, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.30% and 1.98%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first month of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then generally moved lower given renewed fears over the European sovereign debt crisis. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher due to some positive developments in Europe and hopes for additional Fed actions to stimulate the economy. When the reporting period ended on August 31, 2012, two-year Treasury yields were 0.22% and ten-year Treasury yields were 1.57%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was robust over the first month of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, while the spread sectors posted positive absolute returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then generally rallied over the next three months as investor sentiment improved. For the six months ended August 31, 2012, the Barclays U.S. Aggregate Indexvi returned 2.97%.

Q. How did the high-yield market perform over the six months ended August 31, 2012?

A. The U.S. high-yield bond market generated a solid return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate

Western Asset Managed High Income Fund Inc.	V

High Yield — 2% Issuer Cap Indexvii, posted positive returns during four of the six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. While the high-yield market faltered in March and May given increased risk aversion, this proved to be a temporary setback. All told, the high-yield market gained 4.80% for the six months ended August 31, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite posting weak results in May, the asset class produced strong results during the reporting period. During much of the first two months of the period, emerging market debt was supported by solid growth in developing countries and overall strong demand. However, a confluence of events, including the European sovereign debt crisis, moderating growth in the U.S. and fears that China’s economy would experience a hard landing, caused the asset class to decline sharply in May 2012. The asset class then moved higher from June through August as investor risk appetite returned. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 7.91% over the six months ended August 31, 2012.

Performance review

For the six months ended August 31, 2012, Western Asset Managed High Income Fund Inc. returned 5.51% based on its net asset value (“NAV”)ix and 10.59% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 4.80% over the same time frame. The Lipper High Yield Closed-End Funds Category Averagex returned 5.20% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.25 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of August 31, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$6.01 (NAV)	5.51%†
$6.59 (Market Price)	10.59%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*	Total returns are based on changes in NAV or market price, respectively.

†

Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡	Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MHY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHYX” on

VI	Western Asset Managed High Income Fund Inc.

Investment commentary (cont’d)

most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 28, 2012

RISKS: The Fund’s investments are subject to liquidity risk, credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are greater in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Managed High Income Fund Inc.	VII

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi           The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii        The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii     The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix           Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x              Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

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Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†              The bar graph above represents the composition of the Fund’s investments as of August 31, 2012 and February 29, 2012 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — August 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Barclays US HY 2%	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MHY	— Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — August 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Barclays US HY 2%	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MHY	— Western Asset Managed High Income Fund Inc.

4	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

August 31, 2012

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 84.1%
Consumer Discretionary — 17.2%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	170,000	EUR	$234,139	(a)
Automobiles — 0.7%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	300,000		318,000
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,270,000		1,346,200
Escrow GCB General Motors	—	—	1,325,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	760,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	1,880,000		0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		324,800	(a)
Total Automobiles					1,989,000
Diversified Consumer Services — 1.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000		732,356
ServiceMaster Co., Senior Notes	8.000%	2/15/20	400,000		428,500
ServiceMaster Co., Senior Notes	7.000%	8/15/20	660,000		674,850	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	930,000		1,013,700	(c)
Total Diversified Consumer Services					2,849,406
Hotels, Restaurants & Leisure — 7.1%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	650,000		664,625	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	684,401		587,695	(a)(b)(c)(e)
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., Senior Notes	8.375%	2/15/18	340,000		348,925	(a)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	50,000		52,063
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,140,000		1,135,725	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,149,000		1,633,240
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	729,000		789,143
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		829,675	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	750,000		757,500	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	10.750%	1/15/17	715,581		762,094	(e)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	720,000		759,600	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	533,938		551,291	(a)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	5

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Fontainebleau Las Vegas Holdings LLC/ Fontainebleau Las Vegas Capital Corp.	11.000%	6/15/15	270,000	$506	(a)(f)
Hoa Restaurant Group LLC/ Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	890,000	824,362	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	730,000	775,625	(a)
Mastro’s Restaurants LLC/ RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	690,000	721,050	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	840,000	877,800
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	90,000	102,600
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	450,000	472,500	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,890,000	1,691,550	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,410,000	1,558,050
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,120,000	1,296,400
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	560,000	614,600
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000	154,350
Rivers Pittsburgh Borrower LP/ Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	200,000	213,000	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000	1,118,150
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	515,000	507,275	(a)(g)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	183,000	186,660	(a)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	40,000	0	(b)(c)(d)(f)
Total Hotels, Restaurants & Leisure				19,986,054
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	810,000	870,750
Leisure Equipment & Products — 0.3%
Party City Holdings Inc., Senior Notes	8.875%	8/1/20	820,000	871,250	(a)
Media — 5.3%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000	311,387
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	301,825	331,253
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	550,000	599,500
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,720,000	1,943,600

See Notes to Financial Statements.

6	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,100,000		$1,163,250	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	520,000		507,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		67,200
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	210,000		227,850	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	60,000		65,025
DISH DBS Corp., Senior Notes	7.875%	9/1/19	700,000		807,625
DISH DBS Corp., Senior Notes	6.750%	6/1/21	310,000		331,700
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	770,000		847,000
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	820,000		855,875
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	710,000		649,650	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,100,000		1,003,750	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	280,000		315,000
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,060,000		853,300	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	330,000		335,775	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	720,000		747,000	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	710,000		765,025	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	250,000		252,188	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000		462,275	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,650,862	(a)
Total Media					15,093,090
Multiline Retail — 0.4%
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	360,000		293,400	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	755,000		728,575
Total Multiline Retail					1,021,975
Specialty Retail — 1.8%
American Greetings Corp., Senior Notes	7.375%	12/1/21	950,000		1,045,000
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,190,000		1,106,700	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,280,000		1,222,400
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	670,000		706,019
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	575,000		610,225

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	7

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	500,000	$531,250	(a)
Total Specialty Retail				5,221,594
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	440,000	463,100	(a)
Total Consumer Discretionary				48,600,358
Consumer Staples — 1.6%
Beverages — 0.1%
Innovation Ventures LLC/ Innovation Ventures Finance Corp., Senior Secured Notes	9.500%	8/15/19	160,000	147,600	(a)
Food & Staples Retailing — 0.4%
New Albertsons Inc., Senior Notes	7.250%	5/1/13	150,000	150,000
Post Holdings Inc., Senior Notes	7.375%	2/15/22	900,000	952,875	(a)
Total Food & Staples Retailing				1,102,875
Food Products — 0.7%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	350,000	364,000	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,810,000	1,574,700	(a)
Total Food Products				1,938,700
Personal Products — 0.0%
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	120,000	133,500
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,310,000	1,337,838
Total Consumer Staples				4,660,513
Energy — 13.0%
Energy Equipment & Services — 2.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	410,000	439,725
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	470,000	482,925	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	1,410,000	1,466,400	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	900,000	969,750
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	380,000	407,550	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	790,000	882,825
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	890,000	987,900
Total Energy Equipment & Services				5,637,075
Oil, Gas & Consumable Fuels — 11.0%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,050,000	1,055,250
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	860,000	918,050
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	600,000	633,000

See Notes to Financial Statements.

8	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	200,000	$211,000
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.625%	8/1/20	400,000	427,000	(a)
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	1,404,000	1,416,285
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	640,000	684,800	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	270,000	295,650
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	200,000	209,125
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	610,000	645,075
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	860,000	930,950
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,076,259	1,526,050	(a)(c)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	220,000	235,263
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,030,000	1,027,425	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	680,000	802,055
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	830,000	958,650
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	840,000	941,590	(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	410,000	459,718	(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	910,000	832,650
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	880,000	899,800	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	850,000	904,188	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	40,000	43,100
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	920,000	648,600
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,735,000	1,084,375
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	310,000	332,475
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	90,000	97,875
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	685,000	746,650
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000	824,688
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	140,000	151,900
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	250,000	269,050	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,855,000	1,827,175

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	9

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	170,000		$188,700
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,620,000		1,670,625	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	280,000		284,900
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	540,000		544,050	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	1,390,000		1,454,287
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000		765,875
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000		2,758,002
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	560,000		522,200
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,350,000		907,875	(a)
Total Oil, Gas & Consumable Fuels					31,135,976
Total Energy					36,773,051
Financials — 7.7%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000		699,733
Commercial Banks — 2.0%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	560,000		572,600	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,060,000		1,332,182	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	510,000		472,388	(a)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,470,000		1,382,742	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	170,000		221,363	(a)(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		636,500	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	520,000		526,132
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		562,676	(a)
Total Commercial Banks					5,706,583
Consumer Finance — 1.1%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,160,000		1,151,300
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,110,000		1,304,250
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	616,196
Total Consumer Finance					3,071,746
Diversified Financial Services — 3.6%
Bank of America Corp., Senior Notes	6.500%	8/1/16	280,000		319,588
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,602,000		1,802,250

See Notes to Financial Statements.

10	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	440,000	$455,400
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,010,000	1,047,875
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000	2,938,950
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,815,000	2,130,153
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	750,000	817,500	(a)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	528,750	(a)(g)
Total Diversified Financial Services				10,040,466
Insurance — 0.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000	1,125,579
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	12/31/12	250,000	216,095	(g)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	490,000	521,237	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000	423,000	(a)
Total Insurance				2,285,911
Total Financials				21,804,439
Health Care — 5.3%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	130,000	138,206
Hologic Inc., Senior Notes	6.250%	8/1/20	380,000	404,225	(a)
Total Health Care Equipment & Supplies				542,431
Health Care Providers & Services — 5.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	720,000	838,800
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	690,000	736,575
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	530,000	620,100
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,310,000	1,421,350
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,535,000	2,275,162
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	420,000	440,475
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	510,000	531,675
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,170,000	1,339,650
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000	393,125	(a)
HCA Inc., Debentures	7.500%	11/15/95	2,345,000	1,943,419

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	11

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
HCA Inc., Notes	7.690%	6/15/25	490,000	$480,200
HCA Inc., Senior Secured Notes	7.875%	2/15/20	720,000	807,300
INC Research LLC, Senior Notes	11.500%	7/15/19	390,000	384,150	(a)
InVentiv Health Inc., Senior Notes	10.250%	8/15/18	800,000	678,000	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	220,000	231,000	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	327,000	377,685
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	520,000	594,100
US Oncology Inc. Escrow	—	—	615,000	13,838	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	370,000	390,350
Total Health Care Providers & Services				14,496,954
Total Health Care				15,039,385
Industrials — 15.1%
Aerospace & Defense — 1.6%
Ducommun Inc., Senior Notes	9.750%	7/15/18	530,000	557,162
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,460,000	1,562,200
Triumph Group Inc., Senior Notes	8.625%	7/15/18	480,000	540,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,605,000	1,741,425	(a)
Total Aerospace & Defense				4,400,787
Airlines — 1.7%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	384,741	388,589	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	63,822	65,341
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	89,928	98,471
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	628,166	640,729
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,345,000	2,427,075	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	30,797	31,376
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	295,197	304,052
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	202,701	218,918
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	80,000	80,000

See Notes to Financial Statements.

12	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	317,000	$334,435	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	328,000	337,840	(a)
Total Airlines				4,926,826
Building Products — 1.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	705,200	664,651	(a)(b)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	240,000	258,600	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,040,000	1,138,800	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	810,000	903,150	(a)
Total Building Products				2,965,201
Commercial Services & Supplies — 2.6%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	104,400	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,570,000	1,318,800	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,100,000	1,144,000
Geo Group Inc., Senior Notes	7.750%	10/15/17	980,000	1,066,975
JM Huber Corp., Senior Notes	9.875%	11/1/19	470,000	522,875	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,410,000	1,445,250
RSC Equipment Rental Inc./ RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	440,000	484,000
Taylor Morrison Communities Inc./ Monarch Communities Inc., Senior Notes	7.750%	4/15/20	890,000	945,625	(a)
Taylor Morrison Communities Inc./ Monarch Communities Inc., Senior Notes	7.750%	4/15/20	210,000	223,125	(a)
Total Commercial Services & Supplies				7,255,050
Construction & Engineering — 0.2%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	800,000	696,000	(a)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	980,000	970,200	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000	962,625
Machinery — 0.9%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,240,000	1,326,800	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	690,000	729,675	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	490,000	507,150	(a)
Total Machinery				2,563,625

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	13

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	766,208	$731,729	(a)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	527,000	524,365	(a)
Navios Maritime Acquisition Corp./ Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,630,000	1,536,275
Total Marine				2,792,369
Road & Rail — 2.4%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,250,223	2,025,201	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	1,328,000	1,341,280	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	571,000	646,657
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,020,000	1,147,500
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,620,000	1,757,700
Total Road & Rail				6,918,338
Trading Companies & Distributors — 1.2%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	790,000	824,562	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	750,000	780,000	(a)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	24,000	25,440	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	1,556,000	1,684,370	(a)
Total Trading Companies & Distributors				3,314,372
Transportation — 1.6%
CMA CGM, Senior Notes	8.500%	4/15/17	1,620,000	1,053,000	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,600,000	1,568,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,880,000	1,936,400	(a)
Total Transportation				4,557,400
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	470,000	497,613	(a)
Total Industrials				42,820,406
Information Technology — 2.5%
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,830,000	2,099,925	(a)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000	576,450

See Notes to Financial Statements.

14	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — 1.2%
First Data Corp., Secured Notes	8.250%	1/15/21	110,000		$109,588	(a)
First Data Corp., Senior Notes	10.550%	9/24/15	2,768,178		2,851,223
First Data Corp., Senior Notes	11.250%	3/31/16	210,000		202,650
SRA International Inc., Senior Notes	11.000%	10/1/19	170,000		173,825
Total IT Services					3,337,286
Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	180,000		178,200	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	436,000		456,710
Total Semiconductors & Semiconductor Equipment					634,910
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	310,000		307,675	(a)
Total Information Technology					6,956,246
Materials — 7.4%
Chemicals — 0.7%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	115,000		129,375	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	700,000		745,500	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	582,000	EUR	655,175	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	250,000	EUR	326,242	(a)
Total Chemicals					1,856,292
Containers & Packaging — 2.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,113,000	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	340,000	EUR	454,380	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	680,000		707,200	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,260,000		1,278,900
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	670,000		681,725
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,170,000		1,194,863
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	420,000		446,250
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,380,000		1,449,000	(a)
Total Containers & Packaging					7,325,318

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	15

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 2.9%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	360,000	$355,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,330,000	1,330,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,060,000	1,411,100	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	480,000	356,400	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	940,000	897,700	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	550,000	617,375
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	630,000	666,225	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	1,720,000	877,200
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	20,000	20,450
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000	385,725	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	520,000	504,400	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,000,000	910,000
Total Metals & Mining				8,332,075
Paper & Forest Products — 1.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,072,000	2,082,360
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	498,000	395,910	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	70,000	72,450	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,050,000	483,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	610,000	375,150
Total Paper & Forest Products				3,408,870
Total Materials				20,922,555
Telecommunication Services — 7.9%
Diversified Telecommunication Services — 4.9%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	115,000	101,200
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	750,000	819,375	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	780,000	852,150	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	209,000	220,756
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,050,000	1,137,938
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	370,000	403,300
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,670,000	1,759,763
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	920,000	987,850

See Notes to Financial Statements.

16	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
SBA Telecommunications Inc., Senior Notes	5.750%	7/15/20	320,000	$335,600	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,035,000	1,154,025
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000	286,325	(a)
West Corp., Senior Notes	8.625%	10/1/18	950,000	969,000
West Corp., Senior Notes	7.875%	1/15/19	1,120,000	1,114,400
West Corp., Senior Subordinated Notes	11.000%	10/15/16	470,000	492,325
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	600,000	552,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,992,721	1,404,868	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	1,170,000	1,193,400
Total Diversified Telecommunication Services				13,784,275
Wireless Telecommunication Services — 3.0%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	50,000	54,000
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	870,000	903,712
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	740,000	673,400
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,025,000	4,085,375
Sprint Nextel Corp.	6.000%	12/1/16	60,000	61,500
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,480,000	1,750,100	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	890,000	965,650
Total Wireless Telecommunication Services				8,493,737
Total Telecommunication Services				22,278,012
Utilities — 6.4%
Electric Utilities — 1.7%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,190,000	1,294,125
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	199,541	214,506
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	415,816	365,918
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,560,000	1,677,000
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,440,000	1,166,400	(a)
Total Electric Utilities				4,717,949
Gas Utilities — 0.3%
Suburban Propane Partners LP/ Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	740,000	788,100
Independent Power Producers & Energy Traders — 4.4%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	650,000	682,500
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	120,000	135,600	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	820,000	930,700	(a)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	17

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	$102,400	(f)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Secured Notes	11.750%	3/1/22	2,380,000	2,546,600	(a)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	270,000	277,088	(a)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,339,000	1,509,722
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	950,000	954,750	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,930,000	1,973,425	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,635,000	2,740,400
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	84,056	90,360
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	623,548	692,139
Total Independent Power Producers & Energy Traders				12,635,684
Total Utilities				18,141,733
Total Corporate Bonds & Notes (Cost — $229,468,519)				237,996,698
Collateralized Senior Loans — 4.0%
Consumer Discretionary — 1.7%
Diversified Consumer Services — 0.5%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	1,500,000	1,526,250	(i)
Hotels, Restaurants & Leisure — 0.8%
El Pollo Loco Inc., First Lien Term Loan	9.250 - 10.000%	7/14/17	831,600	860,706	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,460,000	1,460,000	(i)
Total Hotels, Restaurants & Leisure				2,320,706
Media — 0.4%
Newsday LLC, Fixed Rate Term Loan	10.500%	8/1/13	1,000,000	1,006,250	(i)
Total Consumer Discretionary				4,853,206
Energy — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	2,740,000	2,752,535	(i)
Industrials — 0.5%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,190,000	1,198,925	(i)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	124,967	124,967	(b)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	220,026	220,026	(b)(j)
Total Marine				344,993
Total Industrials				1,543,918

See Notes to Financial Statements.

18	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	490,286	$477,416	(i)
Telecommunication Services — 0.6%
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,531,721	1,608,307	(i)
Total Collateralized Senior Loans (Cost — $10,857,420)				11,235,382
Convertible Bonds & Notes — 0.8%
Consumer Discretionary — 0.7%
Diversified Consumer Services — 0.7%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	2,000,000	1,940,000	(a)
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	250,000	207,031
Total Convertible Bonds & Notes (Cost — $1,465,747)				2,147,031

			Shares
Common Stocks — 1.8%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			46,919	93,838	*(b)(c)
Media — 0.5%
Charter Communications Inc., Class A Shares			19,169	1,491,348	*
Total Consumer Discretionary				1,585,186
Energy — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.			151,493,610	1,589,774	*(b)(c)
Industrials — 0.6%
Marine — 0.6%
DeepOcean Group Holding AS			58,920	1,044,357	*(b)(c)
Horizon Lines Inc., Class A Shares			417,516	751,529	*
Total Industrials				1,795,886
Total Common Stocks (Cost — $4,708,462)				4,970,846
Convertible Preferred Stocks — 0.3%
Financials — 0.3%
Diversified Financial Services — 0.3%
Citigroup Inc. (Cost — $1,059,651)	7.500%		10,400	964,184
Preferred Stocks — 1.4%
Financials — 1.3%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		100,348	2,490,637	(g)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	19

Western Asset Managed High Income Fund Inc.

Security	Rate		Shares	Value
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%		46,675	$1,287,297	(g)
Total Financials				3,777,934
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		2,487	248,700	(a)(c)(g)
Total Preferred Stocks (Cost — $3,872,509)				4,026,634

		Expiration Date	Notional Amount†
Purchased Options — 0.0%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	8,118,000	93,048
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	2,435,400	27,915
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00		9/19/12	9,328,000	12,483
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.50		9/19/12	6,435,000	5,057
Total Purchased Options (Cost — $510,640)				138,503

			Warrants
Warrants — 0.1%
Charter Communications Inc.		11/30/14	1,790	51,821	*(c)
Jack Cooper Holdings Corp.		12/15/17	1,198	89,850	*
Jack Cooper Holdings Corp.		5/6/18	558	41,850	*
Nortek Inc.		12/7/14	3,364	16,820	*(b)(c)
SemGroup Corp.		11/30/14	5,719	68,628	*(b)(c)
Total Warrants (Cost — $76,978)				268,969
Total Investments before Short-Term Investments (Cost — $252,019,926)				261,748,247

		Maturity Date	Face Amount†
Short-Term Investments — 5.3%
U.S. Government Agencies — 1.7%
Federal Home Loan Bank (FHLB), Discount Notes	0.125%	9/24/12	2,000,000	1,999,764	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.155%	12/24/12	2,750,000	2,749,092	(k)
Total U.S. Government Agencies (Cost — $4,748,490)				4,748,856

See Notes to Financial Statements.

20	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2012

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Repurchase Agreements — 3.6%
Barclays Capital Inc. repurchase agreement dated 8/31/12; Proceeds at maturity — $10,200,147; (Fully collateralized by U.S. government obligations, 1.000% due 6/30/19; Market value — $10,638,748) (Cost — $10,200,000)	0.130%	9/4/12	10,200,000	$10,200,000
Total Short-Term Investments (Cost — $14,948,490)				14,948,856
Total Investments — 97.8% (Cost — $266,968,416#)				276,697,103
Other Assets in Excess of Liabilities — 2.2%				6,297,041
Total Net Assets — 100.0%				$282,994,144

†             Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*            Non-income producing security.

(a)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)        Illiquid security.

(c)         Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)        Value is less than $1.

(e)         Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)           The coupon payment on these securities is currently in default as of August 31, 2012.

(g)        Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)        Security has no maturity date. The date shown represents the next call date.

(i)          Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)          All or a portion of this loan is unfunded as of August 31, 2012. The interest rate for fully unfunded term loans is to be determined.

(k)        Rate shown represents yield-to-maturity.

#            Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR  — Euro

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	21

Western Asset Managed High Income Fund Inc.

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount†	Value
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	$99.00	8,118,000	$44,245
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	2,435,400	13,273
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	8,118,000	32,038
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	2,435,400	9,611
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Call	9/19/12	98.00	5,544,000	40,908
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	87.00	9,328,000	6,821
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.IG.18 Index, Put	9/19/12	130.00	29,250,000	6,143
Total Written Options (Premiums received — $358,735)				$153,039

†  Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

22	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

August 31, 2012

Assets:
Investments, at value (Cost — $266,968,416)	$276,697,103
Foreign currency, at value (Cost — $211,764)	215,360
Cash	946,554
Interest receivable	5,770,486
Swaps, at value (premiums paid — $343,342)	102,366
Premiums receivable on written options	21,919
Prepaid expenses	28,909
Total Assets	283,782,697

Liabilities:
Payable for securities purchased	225,913
Investment management fee payable	191,504
Written options, at value (premiums received — $358,735)	153,039
Payable for open swap contracts	98,854
Unrealized depreciation on forward foreign currency contracts	58,335
Directors’ fees payable	2,499
Accrued expenses	58,409
Total Liabilities	788,553
Total Net Assets	$282,994,144

Net Assets:
Par value ($0.001 par value; 47,105,904 shares issued and outstanding; 500,000,000 shares authorized) (Note 5)	$ 47,106
Paid-in capital in excess of par value	328,661,515
Undistributed net investment income	489,701
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(55,843,379)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	9,639,201
Total Net Assets	$282,994,144

Shares Outstanding	47,105,904

Net Asset Value	$6.01

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	23

Statement of operations (unaudited)

For the Six Months Ended August 31, 2012

Investment Income:
Interest	$12,447,425
Dividends	272,999
Total Investment Income	12,720,424

Expenses:
Investment management fee (Note 2)	1,123,427
Transfer agent fees	35,942
Audit and tax	26,945
Directors’ fees	25,244
Shareholder reports	22,747
Stock exchange listing fees	18,834
Fund accounting fees	13,740
Legal fees	13,302
Insurance	3,678
Custody fees	286
Miscellaneous expenses	5,065
Total Expenses	1,289,210
Net Investment Income	11,431,214

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,226,673
Futures contracts	(100,784)
Written options	604,492
Swap contracts	(138,663)
Foreign currency transactions	160,475
Net Realized Gain	2,752,193
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	938,233
Futures contracts	(3,511)
Written options	(102,876)
Swap contracts	(118,738)
Foreign currencies	11,109
Change in Net Unrealized Appreciation (Depreciation)	724,217
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	3,476,410
Increase in Net Assets from Operations	$14,907,624

See Notes to Financial Statements.

24	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended August 31, 2012 (unaudited) and the Year Ended February 29, 2012	August 31	February 29

Operations:
Net investment income	$ 11,431,214	$ 22,685,287
Net realized gain (loss)	2,752,193	(2,784,810)
Change in net unrealized appreciation (depreciation)	724,217	(9,021,640)
Increase in Net Assets From Operations	14,907,624	10,878,837

Distributions to Shareholders From (Note 1):
Net investment income	(11,713,577)	(24,932,144)
Decrease in Net Assets From Distributions to Shareholders	(11,713,577)	(24,932,144)

Fund Share Transactions:
Reinvestment of distributions (110,199 and 325,783 shares issued, respectively)	662,826	1,930,030
Increase in Net Assets From Fund Share Transactions	662,826	1,930,030
Increase (Decrease) in Net Assets	3,856,873	(12,123,277)

Net Assets:
Beginning of period	279,137,271	291,260,548
End of period*	$282,994,144	$279,137,271
* Includes undistributed net investment income of:	$489,701	$772,064

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2012[1,2]		2012[1,3]	2011[1]	2010	2009	2008[3]

Net asset value, beginning of period	$5.94		$6.24	$5.77	$4.08	$6.21	$7.19

Income (loss) from operations:
Net investment income	0.24		0.48	0.52	0.61	0.59	0.55
Net realized and unrealized gain (loss)	0.08		(0.25)	0.54	1.67	(2.16)	(0.99)
Total income (loss) from operations	0.32		0.23	1.06	2.28	(1.57)	(0.44)

Less distributions from:
Net investment income	(0.25)		(0.53)	(0.59)	(0.59)	(0.56)	(0.54)
Total distributions	(0.25)		(0.53)	(0.59)	(0.59)	(0.56)	(0.54)
Net asset value, end of period	$6.01		$5.94	$6.24	$5.77	$4.08	$6.21
Market price, end of period	$6.59		$6.21	$6.27	$6.02	$4.11	$5.60
Total return, based on NAV[4,5]	5.51%		4.12%	19.31%	58.43%	(26.43)%	(5.86)%
Total return, based on Market Price[6]	10.59%		8.32%	14.91%	64.09%	(17.81)%	(12.30)%
Net assets, end of period (millions)	$283		$279	$291	$267	$187	$283

Ratios to average net assets:
Gross expenses	0.92%	[7]	0.92%	0.92%	0.98%	0.96%	0.90%
Net expenses[8]	0.92	[7]	0.92	0.92	0.98	0.96	0.90
Net investment income	8.14	[7]	8.15	8.75	11.68	10.92	8.04

Portfolio turnover rate	24%		54%	96%	87%	54%	58%

1                  Per share amounts have been calculated using the average shares method.

2                  For the six months ended August 31, 2012 (unaudited).

3                  For the year ended February 29.

4                  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5                  The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6                  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7                  Annualized.

8                  The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

26	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	27

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

28	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$235,882,953	$2,113,745	$237,996,698
Collateralized senior loans	—	11,235,382	—	11,235,382
Convertible bonds & notes	—	2,147,031	—	2,147,031
Common stocks:
Consumer discretionary	$1,491,348	—	93,838	1,585,186
Energy	—	—	1,589,774	1,589,774
Industrials	751,529	—	1,044,357	1,795,886
Convertible preferred stocks	964,184	—	—	964,184
Preferred stocks:
Financials	3,777,934	—	—	3,777,934
Industrials	—	248,700	—	248,700
Purchased options	—	138,503	—	138,503
Warrants	—	252,149	16,820	268,969
Total long-term investments	$6,984,995	$249,904,718	$4,858,534	$261,748,247
Short-term investments†	—	14,948,856	—	14,948,856
Total investments	$6,984,995	$264,853,574	$4,858,534	$276,697,103
Other financial instruments:
Credit default swaps on credit indices — buy protection‡	—	$ 102,366	—	$ 102,366
Total	$6,984,995	$264,955,940	$4,858,534	$276,799,469

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$153,039	—	$153,039
Forward foreign currency contracts	—	58,335	—	58,335
Total	—	$211,374	—	$211,374

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	29

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Common Stocks			Preferred Stocks
Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Convertible Bonds & Notes	Consumer Discretionary	Energy	Industrials	Industrials	Warrants	Total
Balance as of February 29, 2012	$2,323,878	$2,570,294	$ 697,098	$93,838	$1,301,874	$ 957,450	$ 249,943	$ 168,522	$ 8,362,897
Accrued premiums/ discounts	8,715	—	2,099	—	—	—	—	—	10,814
Realized gain (loss)[1]	(17,650)	—	—	—	—	—	—	—	(17,650)
Change in unrealized appreciation (depreciation)[2]	(82,154)	—	632,404	—	185,993	86,907	(1,243)	31,819	853,726
Purchases	169,256	—	—	—	101,907	—	—	—	271,163
Sales	(288,300)	(2,570,294)	(1,331,601)	—	—	—	—	—	(4,190,195)
Transfers into Level 3[3]	0 *	—	—	—	—	—	—	—	—
Transfers out of Level 3[4]	—	—	—	—	—	—	(248,700)	(183,521)	(432,221)
Balance as of August 31, 2012	$2,113,745	—	—	$93,838	$1,589,774	$1,044,357	—	$ 16,820	$ 4,858,534
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2012[2]	$ (98,239)	—	—	—	$ 185,993	$86,907	—	$ 9,251	$ 183,912

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*  Value is less than $1.

1  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3  Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

4  Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical

30	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	31

to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes,

32	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended August 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	33

amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a

34	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	35

Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At August 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of

36	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of August 31, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $211,374. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	37

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended August 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$62,997,807
Sales	74,279,291

38	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At August 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,996,114
Gross unrealized depreciation	(9,267,427)
Net unrealized appreciation	$ 9,728,687

During the six months ended August 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of February 29, 2012	$ 61,730,200	$1,095,518
Options written	87,854,000	530,900
Options closed	(47,118,400)	(937,656)
Options exercised	—	—
Options expired	(37,237,000)	(330,027)
Written options, outstanding as of August 31, 2012	$ 65,228,800	$ 358,735

At August 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Citibank, N.A.	2,473,143	$3,113,314	11/16/12	$(48,757)
Euro	Royal Bank of Scotland PLC	265,481	334,201	11/16/12	(9,578)
Net unrealized loss on open forward foreign currency contracts					$(58,335)

At August 31, 2012, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas (Markit CDX.NA.HY.17 Index)	$1,728,000	12/20/16	5.000% quarterly	$ 6,485	$ 44,095	$ (37,610)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,056,000	12/20/16	5.000% quarterly	3,963	28,118	(24,155)
BNP Paribas (Markit CDX.NA.HY.18 Index)	4,950,000	6/20/17	5.000% quarterly	84,352	215,212	(130,860)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	2,016,000	12/20/16	5.000% quarterly	7,566	55,917	(48,351)
Total	$9,750,000			$102,366	$343,342	$(240,976)

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	39

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3  The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†  Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2012.

ASSET DERIVATIVES[1]
Credit Risk
Purchased options[2]	$138,503
Swap contracts[3]	102,366
Total	$240,869

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$153,039	$153,039
Forward foreign currency contracts	$58,335	—	58,335
Total	$58,335	$153,039	$211,374

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

3  Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

40	Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended August 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(158,659)	$(158,659)
Written options	—	—	604,492	604,492
Futures contracts	$(100,784)	—	—	(100,784)
Swap contracts	—	—	(138,663)	(138,663)
Forward foreign currency contracts	—	$195,600	—	195,600
Total	$(100,784)	$195,600	$ 307,170	$ 401,986

1  Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(236,087)	$(236,087)
Written options	—	—	(102,876)	(102,876)
Futures contracts	$ (3,511)	—	—	(3,511)
Swap contracts	—	—	(118,738)	(118,738)
Forward foreign currency contracts	—	$12,490	—	12,490
Total	$ (3,511)	$12,490	$(457,701)	$(448,722)

1  The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended August 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 373,887
Written options	278,938
Forward foreign currency contracts (to sell)	3,514,475
Futures contracts (to sell)†	10,606,388

Average Notional Balance
Credit default swap contracts (to buy protection)	$10,195,714

†  At August 31, 2012, there were no open positions held in this derivative.

Western Asset Managed High Income Fund Inc. 2012 Semi-Annual Report	41

5. Capital shares

On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the six months ended August 31, 2012, the Fund did not repurchase shares.

6. Distributions subsequent to August 31, 2012

On August 8, 2012, the Fund’s Board of Directors declared three distributions, each in the amount of $0.0405 per share, payable on September 28, 2012, October 26, 2012 and November 30, 2012 to shareholders of record on September 21, 2012, October 19, 2012 and November 23, 2012, respectively.

7. Capital loss carryforward

As of February 29, 2012, the Fund had a net capital loss carryforward of approximately $58,068,422, of which $3,095,797 does not expire, $14,045,166 expires in 2017, $35,714,593 expires in 2018 and $5,212,866 expires in 2019. These amounts will be available to offset any future taxable capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

42	Western Asset Managed High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Legg Mason, Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market

Western Asset Managed High Income Fund Inc.	43

and the price at which the Fund issues the remaining shares. AST will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

44	Western Asset Managed High Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Managed High Income Fund Inc. was held on June 25, 2012, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Daniel P. Cronin	41,719,803	1,086,386
R. Jay Gerken	41,708,913	1,097,276
Jeswald W. Salacuse	41,542,508	1,263,681

At August 31, 2012, in addition to Daniel P. Cronin, R. Jay Gerken and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Riordan Roett

Western Asset

Managed High Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken
President and Chief Executive Officer

Richard F. Sennett
Principal Financial Officer

Ted P. Becker
Chief Compliance Officer

Vanessa A. Williams
Identity Theft
Prevention Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset Managed High Income Fund Inc.

620 Eighth Avenue
49th Floor
New York, NY 10018

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and
Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol

MHY

Legg Mason Funds Privacy and
Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and
Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010337 10/12 SR12-1773

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b).             INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Effective September 1, 2012, Christopher F. Kilpatrick became part of the portfolio management team of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since September 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of August 31, 2012.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Investment	Investment	Investment	Other
Professional(s)	Companies	Vehicles	Accounts

Christopher F. Kilpatrick	None	None	None

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of August 31, 2012.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned

Christopher F. Kilpatrick	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)   Not applicable.

Exhibit 99.CODE ETH

(a) (2)   Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed High Income Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Managed High Income Fund Inc.

Date:	October 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Managed High Income Fund Inc.

Date:	October 24, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Managed High Income Fund Inc.

Date:	October 24, 2012